EXHIBIT 10.29

4TH AMENDMENT
TO SOFTWARE LICENSE
AGREEMENT BETWEEN
ESPIAL GROUP, INC. AND
mPHASE TECHNOLOGIES, INC.

[This agreement has been omitted and the company has requested the omitted sections be treated as "confidential information" pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended and has been filed with the Securities Exchange Commission separately.]